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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2001
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                        HAYES LEMMERZ INTERNATIONAL, INC.
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Delaware                               1-11592                  13-3384636
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(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)         Identification Number)

15300 Centennial Drive, Northville, Michigan                             48167
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone number, including area code     (734) 737-5000
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Item 5.  Other Events

New Executive Officer

         On August 1, 2001, the Board of Directors of Hayes Lemmerz International, Inc. (the "Company") appointed Curtis J. Clawson as the Company's President and Chief Executive Officer. In connection with such appointment, Ranko (Ron) Cucuz, the Company's former Chief Executive Officer, will remain as Chairman of the Board of Directors of the Company.

         The press release issued by the Company regarding this matter is being filed as an Exhibit to this report and is incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99(1) Press Release of the Company dated August 2, 2001 with respect to the appointment of Curtis J. Clawson as President and Chief Executive Officer.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAYES LEMMERZ INTERNATIONAL, INC.

Date:  August 3, 2001                   By:  /s/ William D. Shovers
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                                                  William D. Shovers
                                                  Vice President - Finance



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                                  Exhibit Index


Exhibit No.                     Description
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  99(1)               Press Release of the Company dated August 2, 2001 with
                      respect to the appointment of Curtis J. Clawson as President and Chief Executive Officer.